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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 5, 1999, included in Learning Tree International, Inc.'s Form 10-K for the year ended September 30, 1999 and to all references to our firm included in this Registration Statement.


/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

Los Angeles, California
March 8, 2000